Exhibit 10.13
PROMISSORY NOTE #18056

$2,265,000.00	Debtor NAME	Pure Earth Inc., Juda Construction, Ltd.
and Pure Earth Materials, Inc. as co-borrowers
	Address	One Neshaminy Interplex, STE 201
	ADRESS	Trevose, PA 19503
FOR VALUE RECEIVED, Pure Earth Inc., Juda Construction, Ltd. and Pure Earth Materials, Inc. as co-borrowers (“Debtor”) hereby promises to pay to the order of COACTIV CAPITAL PARTNERS LLC (“Secured Party”), 655 Business Center Drive, Suite 250, Horsham, PA 19044, or any subsequent holder hereof, the principal sum of Two-million, two-hundred and sixty-five thousand dollars ($2,265,000.00) with interest thereon from the date of the loan evidenced hereby until paid in full at the rate of 8.5 percent (8.5%) per annum, and payable in forty-eight (48) equal successive monthly installments of Fifty-five thousand eight-hundred and twenty-eight dollars and forty-one cents ($55,828.41) in lawful money of the United States of America, commencing on the First (1st) day of January, 2008 and continuing on the first (1st) day of each and every month thereafter until paid except the final installment shall be in the amount of the total outstanding principal and interest due on this Note. Premium for early termination in months one (1) through twelve (12) of the loan will be net booked value plus 1.5% of the original loan. In months thirteen (13) through twenty-four (24) the premium will be net booked value plus 1% of the original loan amount. There will be no pre-payment premium in the months twenty-five (25) through forty-eight (48).
Time is of the essence hereof. If any installment or any other sum due under this Note is not paid when due, the Debtor agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of the higher of ten percent (10%) of the amount due or $25.00 not to exceed the maximum amount permitted by law. If (a) Debtor fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (b) Debtor is in default under, or fails to perform under any term or condition contained in this Note or the Security Agreement of even date herewith between the Debtor and Secured Party, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any other agreement, at the election of Secured Party, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid.
THE DEBTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE SECURED PARTY, BY ITS ATTORNEY, OR THE PROTHONOTARY OR THE CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS DEFINED IN THE LOAN AGREEMENT OR AT ANY TIME THEREAFTER, TO APPEAR FOR THE DEBTOR AND CONFESS AND ENTER JUDGMENT AGAINST IT IN FAVOR OF THE SECURED PARTY IN ANY JURISDICTION IN WHICH THE DEBTOR OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING REASONABLE ATTORNEYS’ FEES), WITH OR WITHOUT DECLARATION, AND WITHOUT STAY OF EXECUTION, AND WITH RELEASE OF ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS AGREEMENT OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE DEBTOR HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY THE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY THE SECURED PARTY UNDER THIS NOTE BEFORE JUDGMENT CAN BE ENTERED AND BEFORE ASSETS OF THE DEBTOR CAN BE GARNISHED AND ATTACHED, THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO THE SECURED PARTY, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, ENTERING JUDGMENT AGAINST THE DEBTOR BY CONFESSION AND ATTACHING AND GARNISHING THE BANK ACCOUNTS AND OTHER ASSETS OF THE DEBTOR, WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING. THE DEBTOR ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO THE DEBTOR BY SUCH COUNSEL.
The Debtor authorizes the Secured Party to date and complete this note in accordance with the terms of the loan evidenced hereby, to accept additional co-Debtors, to release co-Debtors, to change or extend dates of payment and to grant indulgences all without notice or affecting the obligations of the Debtor.
The Debtor hereby waives (a) the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note; (b) the right, if any, to the benefit of, or to direct the application of, any security hypothecated to the Secured Party, until all indebtedness of the Debtor to the Secured Party, howsoever arising shall have been paid; and (c) the right to require the Secured Party to proceed against the Debtor, or to pursue any other remedy in the Secured Party’s power.
The Debtor agrees that the Secured Party may proceed against either Debtor, if more than one, directly and independently of the other or any guarantors. All obligations of the Debtors, if more than one, shall be joint and several.
This Note and the Security Agreement of even date herewith constitute the entire agreement of the Debtor and Secured Party with respect to the subject matter hereof and supersede all prior understandings, agreements and representations, express or implied.
It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any other agreement between the parties, in no event shall this Note require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law.
THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. ALL DISPUTES ARISING UNDER THIS NOTE AND ANY RELATED AGREEMENTS SHALL BE RESOLVED IN THE FEDERAL OR STATE COURTS LOCATED IN PENNSYLVANIA. THE DEBTOR AND SECURED PARTY EACH AGREE TO WAIVE AND TO TAKE ALL REQUIRED STEPS TO WAIVE ALL RIGHTS TO A JURY TRIAL. THE DEBTOR SPECIFICALLY WAIVES ANY DEFENSE BASED UPON FORUM NON CONVENIENS AND ADMITS THAT THE COURT OF COMMON PLEAS FOR MONTGOMERY COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA ARE CONVENIENT FORUMS TO RESOLVE ALL DISPUTES ARISING UNDER THIS NOTE AND ANY RELATED AGREEMENTS.

Pure Earth, Inc., Juda Construction, Ltd.
and Pure Earth Material, Inc. as co-borrowers

By	See Signature Page
Date:

Signature Page Attachment
Agreement between CoActiv Capital Partners LLC, as Secured Party, and Pure Earth Inc., Juda Construction, Ltd. and Pure Earth Materials, Inc., as co-borrowers, as Debtor (Agreement Number 18056)
This Signature Page is attached to and incorporated into each of the documents listed below:
1.	Promissary Note #18056

2.	Security Agreement #18056

3.	Schedule A

4.	Certificate of Acceptance
The undersigned hereby acknowledge that they have read and understand the terms of the above-listed documents, that they have the authority to execute the documents on behalf of either Pure Earth Inc., Juda Construction, Ltd. and Pure Earth Materials, Inc., as co-borrowers or CoActiv Capital Partners LLC (as designated below), and that by signing this document, they hereby execute each of the above-listed documents and bind their respective party (as designated below) thereto.

Borrower : Pure Earth Inc.		Borrower : Pure Earth Materials, Inc.

Signature	/s/ Brent Kopenhaver	Signature	/s/ Brent Kopenhaver

Print Name	Brent Kopenhaver	Print Name	Brent Kopenhaver

Title CFO Date 11/19/07		Title Treasurer Date 11/19/07
Borrower : Juda Construction, Ltd.

Signature	/s/ Brent Kopenhaver

Print Name	Brent Kopenhaver

Title Pres & Treas. Date 11/19/07
Secured Party: CoActiv Capital Partners LLC

Signature	/s/ David J. Kowals

Print Name	David J. Kowals

Title SVP Date 11/28/07
655 Business Center Drive, Suite 250, Horsham, PA 19044
Phone: 267-960-4000 Fax: 267-960-4001 www.CoActivCapital.com